SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 4, 2004


                           AUTO-Q INTERNATIONAL, INC.
                  --------------------------------------------
                 (Name of Small Business Issuer in Its Charter)

                                      4899
                                ----------------
                               (Primary Standard
                       Industrial Classification Number)

            Delaware                                               98-034160
 ------------------------------                               -----------------
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                          53-57 Woodcock Trading Estate
                       Warminster BA12 9DX, United Kingdom
                              (011) 44-198-521-1000
          (Address and Telephone Number of Principal Executive Offices)


                                     Tom Lam
                                    Chairman
                           Auto-Q International, Inc.
                          53-57 Woodcock Trading Estate
                       Warminster BA12 9DX, United Kingdom
                              (011) 44-198-521-1000

                                    Copy to:
                               J. Bennett Grocock
                             The Business Law Group
                          455 S Orange Ave., Suite 500
                             Orlando, Florida 32801
                                  407-422-0300
             -------------------------------------------------------
            (Name, Address and Telephone Number of Agent for Service)

Item 5.   Other Events

     On July 30, 2004, the Registrant's board of directors determined that, in view of the Registrant's poor cash position and no immediate prospect of raising adequate financing to sustain operations, that the Registrant's wholly owned UK subsidiary, Auto-Q Solutions Ltd., would cease operations immediately and its assets voluntarily liquidated according to UK law. The creditors of this subsidiary are owed approximately $1,750,000.

     Given the decision to discontinue operations of Auto-Q Solutions, Ltd., the Registrant plans to seek out a possible merger candidate. Until such time as such a candidate is located and a merger completed, the Registrant's consolidated group will not generate any revenues.

     Effective August 3, 2004, David Hope resigned as Chief Financial Officer and a director of the Registrant.


Item 7.   Financial Statements and Exhibits.


     Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:


None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Auto-Q International, Inc.

Date:    August 4, 2004

                                            By:  /s/  Tom Lam
                                                 ------------------------------
                                                      Tom Lam, President